Exhibit 10.1
REFINANCING AMENDMENT AND JOINDER AGREEMENT
REFINANCING AMENDMENT AND JOINDER AGREEMENT, dated as of April 9, 2013 (this “Refinancing Amendment”), to the Amended and Restated Credit Agreement, dated as of February 7, 2011, as amended and restated as of March 29, 2012 and further amended pursuant to that certain Amendment No. 1 dated as of February 12, 2013 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Rovi Corporation (“Holdings”), Rovi Solutions Corporation and Rovi Guides, Inc. (together, the “Borrowers”), the guarantors party thereto, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, J.P. Morgan Securities LLC (“JPMS”), as sole lead arranger, JPMS and Morgan Stanley Senior Funding, Inc. (“MSSF”), as joint bookrunners, and MSSF, as syndication agent.
WHEREAS, the Borrowers, pursuant to Section 2.18 of the Credit Agreement, are obtaining Credit Agreement Refinancing Indebtedness in the form of Refinancing Term Loans (such Refinancing Term Loans, the “Tranche B-3 Loans”) to refinance in full the Tranche B-2 Loans outstanding immediately prior to the Amendment Effective Date (as defined below);
WHEREAS, each Tranche B-2 Lender that executes and delivers a signature page to this Refinancing Amendment in the form of Annex I hereto (a “Lender Addendum”) will thereby (i) agree to continue or convert all of its Tranche B-2 Loans outstanding immediately prior to the Amendment Effective Date as or into a Tranche B-3 Loan (all such Tranche B-2 Lenders, collectively, the “Continuing Term Lenders”) in a principal amount equal to the aggregate principal amount of such Tranche B-2 Loans immediately prior to the Amendment Effective Date and (ii) consent to the other terms of this Refinancing Amendment, in each case on and subject to the terms and conditions hereof; and
WHEREAS, each Person (other than a Continuing Term Lender in its capacity as such) that agrees to make a Tranche B-3 Loan (collectively, the “Additional Term Lenders”; and together with the Continuing Term Lenders, the “Tranche B-3 Lenders”) will make a Tranche B-3 Loan to the Borrowers on the Amendment Effective Date in an amount equal to its Additional Term Commitment (as defined below), on and subject to the terms and conditions hereof;
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby.
SECTION 2.    Tranche B-3 Loans.
(a)    Subject to the terms and conditions set forth herein, each Tranche B-3 Lender who is also a Continuing Term Lender severally agrees to continue or convert (in whole and not in part) all of its Tranche B-2 Loans outstanding immediately prior to the Amendment Effective Date as or into Tranche B-3 Loans in a principal amount equal to such Tranche B-2 Loans. On the Amendment Effective Date, the proceeds of such Tranche B-3 Loans shall be deemed to have been applied to prepay in full the Existing Tranche B-2 Loans of the Continuing Term Lenders.
(b)    Subject to the terms and conditions set forth herein, each Tranche B-3 Lender who is also an Additional Term Lender severally agrees to make a Tranche B-3 Loan to the Borrower on the Amendment Effective Date in a principal amount equal to its Additional Term Commitment, which amount shall be made available to the Administrative Agent in immediately available funds in accordance with the Credit Agreement. The “Additional Term Commitment” of any Additional Term Lender will be the amount set forth opposite such Additional Term Lender’s name on Schedule 1 hereto. On the Amendment Effective Date, the proceeds of the Additional Term Loans shall be applied to prepay the Tranche B-2 Loans of Tranche B-2 Lenders who are not Continuing Term Lenders.
(c)    Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, confidentiality, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Tranche B-2 Lender; provided, however that notwithstanding anything herein or in the Credit Agreement to the contrary, each Borrower and each Lender party hereto agrees that any amounts payable to any Continuing Term Lender pursuant to Section 2.13 of the Credit Agreement are hereby waived.
(d)    The continuation of Continued Term Loans may be implemented pursuant to other procedures specified by the Administrative Agent (in consultation with the Borrower), including by repayment of Continued Term Loans of a Continuing Term Lender from the proceeds of Tranche B-3 Loans followed by a subsequent assignment to it of Tranche B-3 Loans in the same amount.
SECTION 3.    Technical Amendments to the Credit Agreement. In accordance with Section 2.18 of the Credit Agreement and effective as of the Amendment Effective Date:
(a)    Exhibit H-3 to the Credit Agreement is hereby replaced in its entirety as set forth in Exhibit H-3 attached hereto.
(b)    The list of Exhibits on page (vi) of the Credit Agreement is hereby amended to replace the reference to “Exhibit H-3 Form of Tranche B-2 Note” with “Exhibit H-3 Form of Tranche B-3 Note”.
(c)    Section 1.01 of the Credit Agreement is hereby amended to delete the following defined terms and their respective definitions: “Required Tranche B-2 Lenders”, “Tranche B-2 Applicable Margin”, “Tranche B-2 Borrowing”, “Tranche B-2 Commitment”, “Tranche B-2 Lender”, “Tranche B-2 Maturity Date”, “Tranche B-2 Notes” and Tranche B-2 Repayment Date”.
(d)    Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms in appropriate alphabetical order:

“2013 Refinancing Amendment” shall mean that certain, Refinancing Amendment and Joinder Agreement to this Agreement dated as of April 9, 2013.
“2013 Refinancing Amendment Effective Date” shall mean the “Amendment Effective Date” as defined in the 2013 Refinancing Amendment.
“Required Tranche B-3 Lenders” shall mean Tranche B-3 Lenders having more than 50% of the sum of all Tranche B-3 Loans outstanding and unused Tranche B-3 Commitments.
“Tranche B-3 Applicable Margin” shall mean a percentage per annum equal to (a) 2.75% in the case of Tranche B-3 Loans that are Eurodollar Loans and (b) 1.75% in the case of Tranche B-3 Loans that are ABR Loans.
“Tranche B-3 Borrowing” shall mean Tranche B-3 Loans of the same Type, made, converted or continued on the same date, and, in the case of Tranche B-3 Loans that are Eurodollar Loans, as to which a single Interest Period is in effect.
“Tranche B-3 Commitment” shall mean, with respect to each Tranche B-3 Lender, the commitment, if any, of such Tranche B-3 Lender to make, convert a Tranche B-2 Loan into, or continue a Tranche B-2 Loan as, a Tranche B-3 Loan hereunder on the 2013 Refinancing Amendment Effective Date pursuant to the 2013 Refinancing Amendment. The initial aggregate amount of the Tranche B-3 Lenders’ Commitments is $540.0 million.
“Tranche B-3 Lender” shall mean a Lender with a Tranche B-3 Commitment or Tranche B-3 Loan.
“Tranche B-3 Loan” shall mean a Loan made, converted or continued pursuant to Section 2.01(c).
“Tranche B-3 Maturity Date” shall mean March 29, 2019 or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).
“Tranche B-3 Notes” shall mean any notes evidencing the Tranche B-3 Loans issued pursuant to this Agreement, if any, substantially in the form of Exhibit H-3.
“Tranche B-3 Repayment Date” shall have the meaning assigned to such term in Section 2.09(a).
(e)    Section 1.01 of the Credit Agreement is hereby further amended by:
(i)    replacing clause (b) of the definition of “Adjusted LIBOR Rate” with the following:
“(b) with respect to any Borrowing comprised of Tranche B-3 Loans for any Interest Period, the higher of (i) (A) an interest rate per annum (rounded upward, if necessary,

to the nearest 1/100th of 1%) determined by the Administrative Agent to be equal to the LIBOR Rate for such Eurodollar Borrowing in effect for such Interest Period divided by (B) 1 minus the Statutory Reserves (if any) for such Eurodollar Borrowing for such Interest Period and (ii) 0.75%.”
(ii)    replacing the reference to “Tranche B-2 Applicable Margin” in the definition of “Applicable Margin” with “Tranche B-3 Applicable Margin”;
(iii)    replacing the reference to “Tranche B-2 Borrowing” in the definition of “Borrowing” with “Tranche B-3 Borrowing”;
(iv)    replacing the reference to “Tranche B-2 Loans” and “Tranche B-2 Commitment” in the definition of “Class” with “Tranche B-3 Loans” and “Tranche B-3 Commitment”, respectively;
(v)    replacing the reference to “Tranche B-2 Commitment” in the definition of “Commitment” with “Tranche B-3 Commitment”;
(vi)    amending and restating the definition of “Commitments” in its entirety to read as follows:
“Commitments” shall mean the Tranche A-1 Commitments, Tranche A-2 Commitments, the Tranche B-3 Commitments, the Incremental Commitments and the Refinancing Term Loan Commitments.
(vii)    replacing the reference to “Tranche B-2 Maturity Date” in the definitions of “Final Maturity Date” and “Interest Payment Date” with “Tranche B-3 Maturity Date”;
(viii)    replacing the reference to “Tranche B-2 Loans” in the definition of “Loan” with “Tranche B-3 Loans”;
(ix)    replacing the reference to “Tranche B-2 Notes” in the definition of “Notes” with “Tranche B-3 Notes”;
(x)    replacing the reference to “Tranche B-2 Repayment Date” in the definition of “Repayment Date” with “Tranche B-3 Repayment Date”;
(xi)    replacing each reference to “Tranche B-2 Loans” in the definition of “Repricing Transaction” with “Tranche B-3 Loans”;
(xii)    replacing the reference to “Tranche B-2 Loan” and the reference to “Tranche B-2 Borrowing” in the definition of “Tranche” with “Tranche B-3 Loan” and “Tranche B-3 Borrowing”, respectively; and
(xiii)    amending and restating the definition of “Tranche B-2 Loan” to read as follows:
“Tranche B-2 Loan” shall mean a loan made pursuant to Section 2.01(c) of this Agreement as in effect immediately prior to the 2013 Refinancing Amendment Effective Date.

(f)    Clause (c) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(c) each Tranche B-3 Lender agrees, severally and not jointly, to make to Borrowers, convert a Tranche B-2 Loan into, or continue a Tranche B-2 Loan as, a Tranche B-3 Loan in accordance with the 2013 Refinancing Amendment on the 2013 Refinancing Amendment Effective Date in a principal amount not to exceed its Tranche B-3 Commitment.”
(g)    Clause (d) of Section 2.02 is hereby amended by replacing the reference to “Tranche B-2 Borrowing” and “Tranche B-2 Maturity Date” with “Tranche B-3 Borrowing” and “Tranche B-3 Maturity Date”, respectively.
(h)    Clause (a) of Section 2.06 is hereby amended by replacing the reference to “Tranche B-2 Loans” and “Tranche B-2 Applicable Margin” with “Tranche B-3 Loans” and “Tranche B-3 Applicable Margin”, respectively.
(i)    Clause (b) of Section 2.06 is hereby amended by replacing the reference to “Tranche B-2 Loans” and “Tranche B-2 Applicable Margin” with “Tranche B-3 Loans” and “Tranche B-3 Applicable Margin”, respectively.
(j)    Section 2.07 is hereby amended by amending and restating the final sentence in such Section to read as follows:
“The Tranche A-2 Commitments automatically terminated on the ARCA Effective Date and the Tranche B-3 Commitments shall automatically terminate at 5:00 p.m., New York City time, on the 2013 Refinancing Amendment Effective Date.”
(k)    Clause (a) of Section 2.09 is amended by replacing the references to “Tranche B-2 Lenders”, “Tranche B-2 Repayment Date” and “Tranche B-2 Loans” with “Tranche B-3 Lenders”, “Tranche B-3 Repayment Date” and “Tranche B-3 Loans”, respectively.
(l)    Clause (b) of Section 2.09 is amended by replacing the reference to “Tranche B-2 Loans” and “Tranche B-2 Maturity Date” with “Tranche B-3 Loans” and “Tranche B-3 Maturity Date”, respectively.
(m)    Clause (b) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“In the event that, on or prior to the date that is six months after the 2013 Refinancing Amendment Effective Date, the Borrowers (x) make any prepayment of Tranche B-3 Loans in connection with any Repricing Transaction, or (y) effect any amendment of this Agreement resulting in a Repricing Transaction, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Tranche B-3 Lenders, (I) in the case of clause (x), a prepayment premium of 1% of the amount of the Tranche B-3 Loans being prepaid and (II) in the case of clause (y), a payment equal to 1% of the aggregate amount of the applicable Tranche B-3 Loans outstanding immediately prior to such amendment which are repaid, refinanced, substituted, replaced or so amended in such Repricing Transaction. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.

(n)    Clause (h) of Section 2.10 of the Credit Agreement is hereby amended by replacing the reference to “Tranche B-2 Loans” with “Tranche B-3 Loans”.
(o)    Clause (c)(i) of Section 2.17 of the Credit Agreement is hereby amended by replacing the reference to “Tranche B-2 Loans” with “Tranche B-3 Loans”.
(p)    Clause (c)(ii) of Section 2.17 of the Credit Agreement is hereby amended by replacing the reference to “Tranche B-2 Loans” with “Tranche B-3 Loans”.
(q)    Clause (c)(iv) of Section 2.17 of the Credit Agreement is hereby amended by replacing each reference to “Tranche B-2 Loans” and “Tranche B-2 Applicable Margin”, with “Tranche B-3 Loans” and “Tranche B-3 Applicable Margin”, respectively.
(r)    Section 3.12 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (b) thereto, (ii) renaming clause (c) as clause (d) and (iii) inserting the following new clause (c) immediately after clause (b):
“(c) The proceeds of the Tranche B-3 Loans on the 2013 Refinancing Amendment Effective Date shall be used solely to repay in full the Tranche B-2 Loans; and”
(s)    Clause (b)(x) of Section 10.02 is amended by replacing the reference to “Required Tranche B-2 Lenders” with “Required Tranche B-3 Lenders”.
(t)    Clause (b)(xiv) of Section 10.02 is amended by replacing the reference to “Tranche B-2 Lenders” and “Required Tranche B-2 Lenders” with “Tranche B-3 Lenders” and “Required Tranche B-3 Lenders”, respectively.
(u)    Part C of Annex I is hereby amended and restated in its entirety to read as follows:
“Tranche B-3 Amortization Table

Date	Tranche B-3 Loan Amount
June 30, 2013	$1,350,000
September 30, 2013	$1,350,000
December 31, 2013	$1,350,000
March 31, 2014	$1,350,000
June 30, 2014	$1,350,000
September 30, 2014	$1,350,000
December 31, 2014	$1,350,000
March 31, 2015	$1,350,000
June 30, 2015	$1,350,000
September 30, 2015	$1,350,000
December 31, 2015	$1,350,000
March 31, 2016	$1,350,000
June 30, 2016	$1,350,000
September 30, 2016	$1,350,000
December 31, 2016	$1,350,000
March 31, 2017	$1,350,000
June 30, 2017	$1,350,000
September 30, 2017	$1,350,000
December 31, 2017	$1,350,000
March 31, 2018	$1,350,000
June 30, 2018	$1,350,000
September 30, 2018	$1,350,000
December 31, 2018	$1,350,000
Tranche B-3 Maturity Date	All remaining amounts outstanding.

Notwithstanding the foregoing schedule, to the extent not previously paid, all Tranche B-3 Loans shall be due and payable on the Tranche B-3 Maturity Date.”
Each of the Borrowers and the Administrative Agent have determined that the foregoing amendments to the Credit Agreement are reasonably necessary or appropriate to effect the provisions of Section 2.18 in connection with the transactions contemplated by this Refinancing Amendment. For purposes of the definition of Credit Agreement Refinancing Indebtedness, each of the Borrowers and the Administrative Agent have determined that the covenants, events of default and guarantees applicable to the Tranche B-3 Loans as effected pursuant to this Refinancing Amendment are, taken as a whole, not materially more favorable than the Tranche B-3 Lenders than those applicable to the Tranche B-2 Lenders immediately prior to the Amendment Effective Date.

SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Refinancing Amendment, each Loan Party party hereto represents and warrants that:
(a)    As of the date hereof and as of the Amendment Effective Date, this Refinancing Amendment has been duly authorized, executed and delivered by it. This Refinancing Amendment (as of the date hereof and as of the Amendment Effective Date) and the Credit Agreement, as amended hereby, constitute its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).
(b)    The representations and warranties of each Loan Party set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representation and warranty expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date.
(c)    Immediately after giving effect to this Refinancing Amendment and the transactions contemplated hereby (including the Borrowing of the Tranche B-3 Loans and the prepayment and refinancing of the Tranche B-2 Loans), no Default shall have occurred and be continuing.
SECTION 5.    Amendment Effective Date. This Refinancing Amendment shall become effective as of the first date (such date, the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    the Administrative Agent shall have received (i) a counterpart signature page of this Refinancing Amendment duly executed by each of the Borrower and each other Loan Party and (ii) Lender Addenda and counterparts to this Refinancing Amendment, as applicable, executed and delivered by each Tranche B-3 Lender;
(b)    the representations and warranties in Section 4 above shall be true and correct;
(c)    The Borrowers shall have prepaid (or to have been deemed to have prepaid after giving effect to the Tranche B-3 Loans) all outstanding Tranche B-2 Loans on the Amendment Effective Date by paying the principal amount to be prepaid together with interest accrued thereon to the date of such prepayment. The Borrowers will pay to the Tranche B-2 Lenders any funding losses incurred pursuant to Section 2.13 of the Credit Agreement; provided, however that notwithstanding anything herein or in the Credit Agreement to the contrary, each Borrower and each Lender party hereto agrees that any amounts payable to any Continuing Term Lender pursuant to Section 2.13 of the Credit Agreement are hereby waived.
(d)    The Administrative Agent shall have received:
(i)    a certificate of the secretary or assistant secretary of each Loan Party dated the Amendment Effective Date, certifying (A) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its organization, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of Borrowers, the borrowings contemplated hereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (i));
(ii)    a certificate as to the good standing of each Loan Party (in so-called “long-form” if available) as of a recent date, from such Secretary of State (or other applicable Governmental Authority); and
(iii)    such other documents as the Administrative Agent may reasonably request.
(e)    The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of Holdings, confirming compliance with the conditions precedent set forth in Sections 5(b) and (k).
(f)    The Administrative Agent shall have received a favorable written opinion of (i) Cooley LLP, special counsel for the Loan Parties, and (ii) Maples and Calder, British Virgin Islands counsel to the Loan Parties, in a form reasonably satisfactory to the Administrative Agent.
(g)    The Administrative Agent shall have received a solvency certificate in the form of Exhibit K to the Credit Agreement, dated the Amendment Effective Date and signed by the chief financial officer of Holdings.
(h)    The Arrangers and Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including the legal fees and expenses of Davis Polk & Wardwell LLP), and the fees and expenses of any local counsel, foreign counsel, appraisers, consultants and other advisors required to be reimbursed or paid by Borrowers hereunder or under any other Loan Document.
(i)    The Tranche B-3 Lenders shall have received, sufficiently in advance of the Amendment Effective Date, all documentation and other information that may be required by the Tranche B-3 Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, including the information described in Section 10.13 of the Credit Agreement.
(j)    The Administrative Agent shall have received a Borrowing Request as required by Section 2.03 of the Credit Agreement with respect to the Credit Extensions to be made on the Amendment Effective Date by the Tranche B-3 Lenders.
(k)    The conditions set forth in Sections 4.02(b) through 4.02(d) of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date with respect to the Credit Extensions to be made on the Amendment Effective Date by the Tranche B-3 Lenders.
(l)    The Borrowers shall have paid all fees due and payable on the Amendment Effective Date pursuant to the Engagement Letter dated as of March 24, 2013 by and among Holdings and J.P. Morgan Securities LLC (as the same may be amended from time to time, the “Engagement Letter”), and all expenses due and payable pursuant to the Engagement Letter to the extent invoiced not less than one Business Day prior to the Amendment Effective Date.
The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 6.    Reaffirmation. Each of the Loan Parties hereby consents to this Refinancing Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees, pledges and grants of security interests and other obligations, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Refinancing Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests and other obligations (including its obligations under Section 5.12 of the Credit Agreement and each similar provision of each Loan Document to which it is a party) shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders and the other Secured Parties.
SECTION 7.    Effect of Refinancing Amendment.
(a)    Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Agents under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(c)    The Refinancing Amendment shall be deemed a “Refinancing Amendment” and a “Loan Document” as defined in the Credit Agreement.
SECTION 8.    Ratification. This Refinancing Amendment and each amendment, waiver or other modification to the Loan Documents set forth or contemplated herein shall be deemed to be effective pursuant to Section 2.18(d) of the Credit Agreement.
SECTION 9.    GOVERNING LAW. THIS REFINANCING AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 10.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable costs and expenses actually incurred in connection with this Refinancing Amendment to the extent required pursuant to Section 10.03 of the Credit Agreement.

SECTION 11.    Counterparts; Effectiveness. This Refinancing Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Refinancing Amendment.
SECTION 12.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ROVI SOLUTIONS CORPORATION
ROVI GUIDES, INC.,
as Borrowers

By: /s/ Stephen Yu
Name: Stephen Yu
Title: Secretary

ALL MEDIA GUIDE HOLDINGS, INC.,
in its individual capacity and as sole member of
ALL MEDIA GUIDE, LLC
APTIV DIGITAL, INC.
DIRECTCOM NETWORKS, INC.
DIVX LLC
EUROMEDIA GROUP, INC.
GEMSTAR DEVELOPMENT CORPORATION
GEMSTAR–TV GUIDE INTERACTIVE, LLC
GEMSTAR–TV GUIDE MARKETING LLC
IPG DEVELOPMENT VENTURE LLC
MOODLOGIC, INC.
PDT HOLDINGS, INC.
ROVI CORPORATE SERVICES, INC.
ROVI CORPORATION
ROVI DATA SOLUTIONS, INC.
ROVI SOLUTIONS CORPORATION,
as Managing Member of
MACROVISION INTERNATIONAL HOLDINGS LLC,
ROVI PAYROLL SERVICES, LLC
ROVI TECHNOLOGIES CORPORATION
SONIC SOLUTIONS HOLDINGS, INC.
SONIC SOLUTIONS LLC
STARSIGHT TELECAST, INC.
TV GUIDE, INC.
TV GUIDE AFFILIATE SALES & MARKETING, INC.
TV GUIDE INTERACTIVE GROUP, INC.
TV GUIDE INTERACTIVE, INC.
TV GUIDE INTERNATIONAL, INC.

TV GUIDE INTERNATIONAL IPG, INC.
TV GUIDE MEDIA SALES, INC.
TV GUIDE MEDIA SERVICES, INC.
TV GUIDE MOBILE ENTERTAINMENT, INC.
TV GUIDE ON SCREEN, INC.
TV GUIDE ONLINE, INC.
TV GUIDE ONLINE, LLC
TV GUIDE VISION GROUP, INC.
TVSM PUBLISHING, INC.
UNITED VIDEO PROPERTIES, INC.
UV CORP.,
as Guarantors

By: /s/ Stephen Yu
Name: Stephen Yu
Title: Secretary

INDEX SYSTEMS INC,
as Guarantor

By: /s/ Stephen Yu
Name: Stephen Yu
Title: Director

JPMORGAN CHASE BANK, N.A.
as Administrative Agent and as Additional Term Lender

By: /s/ John G. Kowalczuk
Name: John G. Kowalczuk
Title: Executive Director

ANNEX I
REFINANCING AMENDMENT
AND JOINDER AGREEMENT TO THE CREDIT AGREEMENT
This Lender Addendum (this “Lender Addendum”) is referred to in, and is a signature page to, the Refinancing Amendment and Joinder Agreement (the “Refinancing Amendment”) to the Amended and Restated Credit Agreement, dated as of February 7, 2011, as amended and restated as of March 29, 2012 and further amended pursuant to that certain Amendment No. 1 dated as of February 12, 2013 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Rovi Corporation, Rovi Solutions Corporation and Rovi Guides, Inc., the guarantors party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent. Capitalized terms used but not defined in this Lender Addendum have the meanings assigned to such terms in the Refinancing Amendment or the Credit Agreement, as applicable. By executing this Lender Addendum as a Continuing Term Lender, the undersigned institution agrees (A) to the terms of the Refinancing Amendment and the Credit Agreement as amended thereby and (B) on the terms and subject to the conditions set forth in the Refinancing Amendment and the Credit Agreement as amended thereby, to continue its Tranche B-2 Loans as Tranche B-3 Loans on the Amendment Effective Date. The undersigned institution hereby makes the election to (a) convert its Tranche B-2 Loans outstanding immediately prior to the Amendment Effective Dave into Tranche B-3 Loans pursuant to a cashless conversion on the Amendment Effective Date or (b) have such Tranche B-2 Loans repaid on the Amendment Effective Date and fund in or purchase for cash a like amount of Tranche B-3 Loans pursuant to procedures specified by the Administrative Agent.

☐	OPTION A – Cashless Conversion Election

☐	OPTION B – Cash Funding Election

Principal Amount of Tranche B-2 Loans held: $________________________

Name of Institution:

Executing as a Continuing Term Lender:

   By:
      _____________________________________
      Name:
      Title:

For any institution requiring a second signature line:

   By:
      ______________________________________
      Name:
      Title:

Schedule 1

Additional Term Lender	Additional Term Commitment
JPMorgan Chase Bank, N.A.	$174,217,853.03

Exhibit H-3 to the Credit Agreement
[Form of]
TRANCHE B-3 NOTE
$_______________    New York, New York
[Date]
FOR VALUE RECEIVED, the undersigned, ROVI SOLUTIONS CORPORATION, a Delaware corporation, and ROVI GUIDES, INC., a Delaware corporation (each, a “Borrower” and together, “Borrowers”), hereby jointly and severally promise to pay to the order of [                                               ] (the “Tranche B-3 Lender”) on the Tranche B-3 Maturity Date (as defined in the Credit Agreement referred to below) in lawful money of the United States and in immediately available funds, the principal amount of ____________ DOLLARS ($____________), or, if less, the aggregate unpaid principal amount of all Tranche B-3 Loans of the Tranche B-3 Lender outstanding under the Credit Agreement referred to below, which sum shall be due and payable in such amounts and on such dates as are set forth in the Credit Agreement. Borrowers further jointly and severally agree to pay interest in like money at such office specified in Section 2.14 of the Credit Agreement on the unpaid principal amount hereof from time to time from the date hereof at the rates, and on the dates, specified in Section 2.06 of such Credit Agreement.
The holder of this Tranche B-3 Note may endorse and attach a schedule to reflect the date, Type and amount of each Tranche B-3 Loan of the Tranche B-3 Lender outstanding under the Credit Agreement, the date and amount of each payment or prepayment of principal hereof, and the date of each interest rate conversion or continuation pursuant to Section 2.08 of the Credit Agreement and the principal amount subject thereto; provided that the failure of the Tranche B-3 Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of Borrowers hereunder or under the Credit Agreement.
This Tranche B-3 Note is one of the Tranche B Notes referred to in the Amended and Restated Credit Agreement, dated as of February 7, 2011, as amended and restated as of March 29, 2012 and further amended pursuant to that certain Amendment No. 1 dated as of February 12, 2013 and that certain Refinancing Amendment and joinder Agreement dated as of April [9], 2013 (as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among Borrowers, ROVI CORPORATION, a Delaware corporation, the Guarantors, the Lenders and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties, is subject to the provisions thereof and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.
This Tranche B-3 Note is secured and guaranteed as provided in the Credit Agreement and the Security Documents. Reference is hereby made to the Credit Agreement and the Security Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and guarantees, the terms and conditions upon which the security interest and each guarantee was granted and the rights of the holder of this Tranche B-3 Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Tranche B-3 Note shall become, or may be declared to be, immediately due and payable all as provided therein.
All parties now and hereafter liable with respect to this Tranche B-3 Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
THIS TRANCHE B-3 NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. TRANSFERS OF THIS TRANCHE B-3 NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF THE CREDIT AGREEMENT.
THIS TRANCHE B-3 NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[Signature Page Follows]

ROVI SOLUTIONS CORPORATION,
as Borrower

By: ____________________________________
Name:
Title:

ROVI GUIDES, INC.,
as Borrower

By: ____________________________________
Name:
Title: